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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 MARCH 23, 2001

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 2001-1
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        CALIFORNIA                   333-54184                     95-44388
----------------------------        -----------              -------------------
(State or other jurisdiction        (Commission               (I.R.S. employer
of incorporation)                   file number)             identification no.)


  350 SOUTH GRAND AVENUE, 52ND FLOOR
        LOS ANGELES, CALIFORNIA                                     90071
----------------------------------------                         ----------
(Address of principal executive offices)                         (ZIP Code)


                                 (213) 210-5000
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5. Other Events

Filing of Computational Materials.

                  This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., as an underwriter, in connection with the issuance by Aames Mortgage Trust 2001-1 of Mortgage Pass-Through Certificates, Series 2001-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the SEC in response to the request of the Public Securities Association dated May 24, 1994, and supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association. Some or all of the Computational Materials were also distributed by Countrywide Securities Corporation, Lehman Brothers Inc. and Morgan Stanley Dean Witter, other underwriters; the legend which such underwriters placed on the Computational Materials is attached hereto as Exhibit 99.2, 99.3 and 99.4.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


         99.1  Computational Materials.

         99.2 Legend of Countrywide Securities Corporation for Computational Materials

         99.3  Legend of Lehman Brothers Inc. for Computational Materials

         99.4  Legend of Morgan Stanley Dean Witter for Computational Materials

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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               AAMES CAPITAL CORPORATION


                                               By:    /s/ Jon Van Deuren
                                                      ---------------------
                                                      Jon Van Deuren
                                                      Senior Vice President



Dated:  March 26, 2001



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                                  EXHIBIT INDEX

Exhibit
-------



  99.1         Computational Materials.

  99.2         Legend of Countrywide Securities Corporation for
               Computational Materials

  99.3         Legend of Lehman Brothers Inc. For Computational Materials

  99.4         Legend of Morgan Stanley Dean Witter For Computational Materials